 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  __)

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PACIFICAP ENTERTAINMENT HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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PACIFICAP ENTERTAINMENT HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held November 19, 2007

TO THE STOCKHOLDERS OF PACIFICAP ENTERTAINMENT HOLDINGS, INC.:

You are cordially invited to the 2007 Annual Meeting of Stockholders of Pacificap Entertainment Holdings, Inc., which will be held at 2361 Campus Drive, Suite 101, Irvine, California  92612, on Monday, November 19, 2007 beginning at 9:30 a.m., local time.  The Annual Meeting will be held for the following purposes:

1.	To elect one member to our Board of Directors, to hold office until the 2008 Annual Meeting and until his successor is elected and qualified (Proposal 1);

2.
To amend our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 300,000,000 shares to 3,000,000,000 shares (Proposal 2);

3.	To consider, approve and ratify the appointment of Russell Bedford Stefanou Mirchandani LLP as our independent auditors for the fiscal year ending December 31, 2007 (Proposal 3); and

4.	To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals.  The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about September 25, 2007, to all stockholders entitled to vote at the Annual Meeting.  If you were a stockholder of record of our common stock on September 25, 2007, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting.  Stockholders are cordially invited to attend the Annual Meeting.  However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented.    If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the meeting.

September 25, 2007	By:	/s/ MARK SCHAFTLEIN

President and Director

Stockholders unable to attend the annual meeting in person are requested to date and sign the enclosed proxy card as promptly as possible.  A stamped envelope is enclosed for your convenience.  If a stockholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

PACIFICAP ENTERTAINMENT HOLDINGS, INC.
2361 Campus Drive, Suite 101
Irvine, California 92612
(949) 833-9001

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 19, 2007
INTRODUCTION

This Proxy Statement is furnished to the stockholders by the Board of Directors of Pacificap Entertainment Holdings, Inc., for solicitation of proxies for use at the 2007 Annual Meeting of Stockholders to be held at 2361 Campus Drive, Suite 101, Irvine, California  92612, on Monday, November 19, 2007, at 9:30 a.m., local time, and at any and all adjournments of the meeting.

The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Proxy Statement.  As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting.  A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to our Secretary a written notice of revocation prior to the Annual Meeting, or by appearing at the meeting and expressing a desire to vote his or her shares in person.  Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy.  If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for director and "FOR" each other matter set forth in this Proxy Statement.  If any other business properly comes before the meeting, votes will be cast in accordance with the proxies in respect of any such other business in accordance with the judgment of the persons acting under the proxies.

It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about September 25, 2007.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only stockholders of record at the close of business on the record date of September 25, 2007 are entitled to notice of and to vote at the Annual Meeting.  At that date there were 299,668,892 outstanding shares of our common stock, par value $.001 per share, and no outstanding shares of our preferred stock, par value $.001 per share, our only outstanding voting securities.  At the Annual Meeting, each share of common stock will be entitled to one vote.

The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting.  Stockholders are not entitled to cumulate their votes.  Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  In the election of directors, holders of Common Stock are entitled to elect three directors with the three candidates who receive the highest number of affirmative votes being elected.  Votes against a candidate and broker non-votes have no legal effect.  In matters other than the election of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, while broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

QUESTIONS AND ANSWERS ABOUT
ABOUT THE MEETING AND VOTING

1.	WHAT IS A PROXY?

It is your legal designation of another person to vote the stock that you own.  That other person is called a proxy.  If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.  Mark Schaftlein, our President and Director, has been designated as proxy for the 2007 Annual Meeting of Stockholders.

2.	WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the 2007 Annual Meeting of Stockholders is September 25, 2007.  The record date is established by our Board of Directors as required by Nevada law and our By-laws.  Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

(a)	receive notice of the meeting; and

(b)	vote at the meeting and any adjournments or postponements of the meeting.

3.	WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name.  The answer to Question 14 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4.	WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK OR SERIES A STOCK?

(a)	In Writing:

            All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

(b)	In Person:

        All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.	HOW CAN I REVOKE A PROXY?

       You can revoke a proxy prior to the completion of voting at the meeting by:

(a)	giving written notice to our Secretary;

(b)	delivering a later-dated proxy; or

(c)	voting in person at the meeting.

6.	ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

We will hold the votes of each stockholder in confidence from directors, officers and employees except:

(a)	as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

(b)	in case of a contested proxy solicitation;

(c)	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

(d)	to allow the independent inspectors of election to certify the results of the vote.

7.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

When voting on the election of director nominees to serve until the 2008 Annual Meeting of Stockholders, stockholders may:

(a)	vote in favor of all nominees;

(b)	vote to withhold votes as to all nominees; or

(c)	withhold votes as to specific nominees.

Directors will be elected by a plurality of the votes cast.

Our Board recommends a vote "FOR" all of the nominees.

8.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL OF THE INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK FROM 300,000,000 to 3,000,000,000 SHARES, AND WHAT VOTE IS NEEDED TO APPROVE?

When voting on the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, of the Company from 300,000,000 shares to 3,000,000,000 shares, stockholders may:

(a)	vote in favor of the amendment;

(b)	vote against the amendment; or

(c)	abstain from voting on the amendment.

The amendment will be approved if the votes cast "FOR" are a majority of the votes present at the meeting.  The Board recommends a vote "FOR" the amendment.

9.	WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP , AND WHAT VOTE IS NEEDED TO RATIFY ITS SELECTION?

When voting on the ratification of the selection of Russell Bedford Stefanou Mirchandani LLP as our independent auditors, stockholders may:

(a)	vote in favor of the ratification;

(b)	vote against the ratification; or

(c)	abstain from voting on the ratification.

The selection of the independent auditors will be ratified if the votes cast "FOR" are a majority of the votes present at the meeting.  The Board recommends a vote "FOR" this proposal.

10.	WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders should specify their choice for each matter on the enclosed proxy.  If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, of the Company from 300,000,000 shares to 3,000,000,000 shares, and FOR the proposal to ratify the selection of Russell Bedford Stefanou Mirchandani LLP

11.	WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on September 25, 2007.  Each share of our common stock is entitled to one vote.  As of September 25, 2007, we had 299,668,892 shares of common stock outstanding.

12.	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with brokers or our transfer agent.  Please vote all of these shares.  We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address.  Our transfer agent is Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Highway, Atlantic Highlands, New Jersey 07716, or you can reach Olde Monmouth Stock Transfer Co. at (732) 872-2727.

13.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting.  If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

Brokerage firms, banks and other nominees may vote customers' unvoted shares on "routine" matters.  Generally, a broker may not vote a customer's unvoted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote."  A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

14.	ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Broker non-votes will not be included in vote totals and will not affect the outcome of the vote.  In matters other than the elections of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders.

15.	HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

To hold the meeting and conduct business, a majority of our outstanding voting shares as of September 25, 2007 must be present at the meeting.  On this date, a total of 299,668,892 shares of our common stock were outstanding and entitled to vote.  Shares representing a majority, or 150,134,115 votes, must be present.  This is called a quorum.

Votes are counted as present at the meeting if the stockholder either:

(a)	Is present and votes in person at the meeting, or

(b)	Has properly submitted a proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to the shares of our common stock beneficially owned as of September 25, 2007 by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each director and nominee for director; (iii) each executive officer; and (iv) all of our directors and executive officers as a group.  Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned by them.  Unless otherwise indicated, the address of each person shown is c/o Pacificap Entertainment Holdings, Inc., 2361 Campus Drive, Suite 101, Irvine, California  92612.

 We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

 A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from September 25, 2007 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of September 25, 2007 have been exercised and converted.

Name and Address of Beneficial Owner	Amount Beneficially Owned (1)	Percent of Class (1)

Mark Schaftlein	0	0%
All Officers and Directors as a group (1 persons)	0	0%

_______________
*Less than one percent.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 25, 2007 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of our executive officers as of September 25, 2007.

Name	Age	Position
Mark Schaftlein	49	President and Director

Executive Officers

Mark Schaftlein has been our President and Director since January 26, 2007. Mr. Schaftlein has spent the last 5 years as the Managing Director of Ocean Avenue Advisors, LLC. Ocean Avenue Advisors is a financial consulting firm whose primary focus is assisting small and micro cap companies. Prior to his tenure at Ocean Avenue Advisors Mr. Schaftlein spent 20 years in the mortgage banking industry, including 7 years with Citigroup. Mr. Schaftlein has a Bachelor of Science in Business Administration from Western Kentucky University. Mr. Schaftlein is currently a member of the board of directors of the following public companies: Globalnet Corporation, an international telecommunications services company, and Epicus Communications, Inc., a telecommunications company.

INDEBTEDNESS OF EXECUTIVE OFFICERS AND DIRECTORS

No executive officer, director or any member of these individuals’ immediate families or any corporation or organization with whom any of these individuals is an affiliate is or has been indebted to us since the beginning of our last fiscal year.

FAMILY RELATIONSHIPS

There are no family relationships among our executive officers and directors.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have, individually or in the aggregate, a material adverse affect on our business, financial condition or operating results.

There has been no bankruptcy, receivership or similar proceedings.

There have been no material reclassifications, mergers, consolidations, or purchase or sale of a significant amount of assets not in the ordinary course of business.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Currently there are three seats on our board of directors.

Limitation of Liability of Directors

Our Articles of Incorporation, as amended, provide to the fullest extent permitted by Nevada law, our directors or officers shall not be personally liable to us or our shareholders for damages for breach of such director's or officer's fiduciary duty. The effect of this provision of our Articles of Incorporation, as amended, is to eliminate our rights and our shareholders (through shareholders' derivative suits on behalf of our company) to recover damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior), except under certain situations defined by statute. We believe that the indemnification provisions in our Articles of Incorporation, as amended, are necessary to attract and retain qualified persons as directors and officers.

Election of Directors and Officers.

Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

No Executive Officer or Director of the Company has been the subject of any order, judgment, or decree of any Court of competent jurisdiction, or any regulatory agency permanently or temporarily enjoining, barring suspending or otherwise limiting him from acting as an investment advisor, underwriter, broker or dealer in the securities industry, or as an affiliated person, director or employee of an investment company, bank, savings and loan association, or insurance company or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any securities.

No Executive Officer or Director of the Company has been convicted in any criminal proceeding (excluding traffic violations) or is the subject of a criminal proceeding which is currently pending.

No Executive Officer or Director of the Company is the subject of any pending legal proceedings.

Audit Committee

We do not have an Audit Committee, our board of directors during 2006, performed some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our board of directors performed some of the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee at this time, however, our Board of Directors intend to continually evaluate the need for a Nominating Committee.

Compensation Committee

We currently do not have a compensation committee of the board of directors. Until a formal committee is established, if at all, our entire board of directors will review all forms of compensation provided to our executive officers, directors, consultants and employees including stock compensation and loans.

Code of Conduct

We have adopted a written code of conduct that governs all of our officers, directors, employees and contractors. The code of conduct relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

Director Compensation

Our Directors are elected by the vote of a majority in interest of the holders of our voting stock and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board individually or collectively consent in writing to the action.

Directors did not received compensation for their services for the fiscal year ended December 31, 2006.

EXECUTIVE COMPENSATION

Termination of Employment

There are no compensatory plans or arrangements, including payments to be received from us, with respect to any person associated with us which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with us or our subsidiaries, or any change in control of our company, or a change in the person’s responsibilities following a change in control of our company.

Executive Compensation

The following table sets forth the annual and long-term compensation paid to our President and the other executive officers who earned more than $100,000 per year at the end of the last completed fiscal year. We refer to all of these officers collectively as our "named executive officers."

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark Schaftlein, President, Principal Executive Officer (1)	2006	-	-	-	-	-	-	-	0

Edward Litwak, Former President (2)	2006	$122,000	-	-	-	-	-	-	$122,000

(1)	Mr.Schaftlein became our President and Director on January 26, 2007.

(2)	Mr. Litwak resigned as our President and Director on January 26, 2007.

Outstanding Equity Awards at Fiscal Year-End Table.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark Schaftlein	-	-	-	-	-	-	-	-	-

Ed Litwak	-	-	-	-	-	-	-	-	-

 Employment Agreements with Executive Officers

Ed Litwak, Former President

On September 18, 2003, we entered into a three-year employment contract with automatic one-year renewals for an additional year upon reaching certain annual objectives, with Ed Litwak to serve as Interim President and Chief Executive Officer for a period of up to six months or we hire a new President. Upon our hiring of a new President, Mr. Litwak’s position shall be President of our Cavalcade Broadcast Division. The base salary under the agreement is $120,000 per annum, plus benefits.

           On January 19, 2007, we entered into a Separation, Release and Consulting Agreement with Ed Litwak, our former President, pursuant to which Executive shall receive $217,000 payable (i) $25,000 upon the execution of the agreement and (ii) $192,000 over a 64 month period at a rate of $3,000 per month in consideration for, among other things, (i) Executive’s release of claims against the Company including, but not limited to claims involving the Broadcast Division (ii) as severance upon Executive’s ceasing to be employed by the Company and (iii) as a bonus in recognition of Executive’s past service and contributions to the Company. Mr. Litwak will also provide us ongoing consulting services over the 64 month period.

Certain Relationships and Related Transactions

As of December 31, 2006, the Company has accrued unpaid salaries and advances due Mr. Litwak in an aggregate amount of $449,247. In the forth quarter of fiscal year 2006, Mr. Litwak agreed to receive $217,000 to settle all unpaid accrued salaries and advances as of December31, 2006. A formal agreement, Separation, Release and Consulting Agreement (the “Agreement”), was signed by both parties in January 2007. Pursuant to the Agreement, Mr. Litwak shall receive an aggregate amount of $217,000, payable (i) $25,000 upon the execution of the agreement and (ii) $192,000 over a 64 month period at a rate of $3,000 per month, and Mr. Litwak resigned as President and Director of the Company. At December 31, 2006, the Company has accounted for a gain from settlement of accrued liabilities due Mr. Litwak in the amount of $232,247 and included in its other income. As of March 31, 2007, the outstanding balance due Mr Litwak was $189,000.

The Company’s former Chairman of the Board, Mr. Michael Riley, paid $90,090 of office expenses on behalf of the Company during the year ended December 31, 2003. No formal repayment terms or arrangements exist. The Company has repaid Mr. Riley from time to time, and the net amount of the advances due at March 31, 2007 and December 31, 2006 was $5,090. In January 2007, Mr. Riley resigned as members of the Board of Directors of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Pacificap Entertainment Holdings, Inc. executive officers and directors, and persons who beneficially own more than ten percent of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish Pacificap Entertainment Holdings, Inc. with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to the Company and written representations from Company executive officers and directors, the Company believes that during the year ended 2006, the officers and directors filed all of their respective Section 16(a) reports on a timely basis.

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Meeting, one (1) director is to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Mr. Schaftlein (collectively, the "Nominees").  If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Mark Schaftlein has been our President and Director since January 26, 2007. Mr. Schaftlein has spent the last 5 years as the Managing Director of Ocean Avenue Advisors, LLC. Ocean Avenue Advisors is a financial consulting firm whose primary focus is assisting small and micro cap companies. Prior to his tenure at Ocean Avenue Advisors Mr. Schaftlein spent 20 years in the mortgage banking industry, including 7 years with Citigroup. Mr. Schaftlein has a Bachelor of Science in Business Administration from Western Kentucky University. Mr. Schaftlein is currently a member of the board of directors of the following public companies: Globalnet Corporation, an international telecommunications services company, and Epicus Communications, Inc., a telecommunications company.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

BOARD COMMITTEES

The Board does not have any standing committees.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEE LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

PROPOSAL 2:AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 3,000,000,000. The Company currently has authorized Common Stock of 300,000,000 shares and approximately 299,668,892 are issued and outstanding as of September 25, 2007. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 299,668,892 shares of the Company's currently authorized 300,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

 Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

Secured Convertible Notes

May 2007 Financing

To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with an accredited investor, AJW Offshore, Ltd., on May 11, 2007 for the sale of (i) $70,000 in convertible notes (the “Notes”) and (ii) warrants to buy 10,000,000 shares of our common stock (the “Warrants”).

The Notes bear interest at 10%, mature three years from the date of issuance, and are convertible into our common stock, at the selling stockholders' option, at the lower of (i) $0.02 or (ii) 25% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date.  Accordingly, there is in fact no limit on the number of shares into which the secured convertible notes may be converted.  As of August 31, 2007, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Pink Sheets was $0.0002 and, therefore, the conversion price for the secured convertible notes was $.00005.  Based on this conversion price, the $70,000 secured convertible notes, excluding interest, would be convertible into 1,400,000,000 shares of our common stock.    If the Company’s stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company’s existing stockholders.   There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company’s common stock.

The full principal amount of the Notes is due upon default under certain terms of such Notes. We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.02 per share.

The Company is obligated to register the resale of the conversion shares issuable upon conversion of the Notes under the Securities Act of 1933, as amended, no later than thirty (30) days after receipt of written demand from the investor.

 The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.005 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

 The investor has contractually agreed to restrict their ability to convert the notes and exercise the warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

June 2007 Financing

To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with three accredited investors, AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital partners II, LLC, on June 14, 2007 for the sale of (i) $50,000 in convertible notes (the “Notes”) and (ii) warrants to buy 10,000,000 shares of our common stock (the “Warrants”).

The Notes bear interest at 10%, mature three years from the date of issuance, and are convertible into our common stock, at the selling stockholders' option, at the lower of (i) $0.02 or (ii) 25% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date.  Accordingly, there is in fact no limit on the number of shares into which the secured convertible notes may be converted.  As of August 31, 2007, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Pink Sheets was $0.0002 and, therefore, the conversion price for the secured convertible notes was $.00005.  Based on this conversion price, the $50,000 secured convertible notes, excluding interest, would be convertible into 1,000,000,000 shares of our common stock.    If the Company’s stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company’s existing stockholders.   There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company’s common stock.

The full principal amount of the Notes is due upon default under certain terms of such Notes. We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.02 per share.

 The Company is obligated to register the resale of the conversion shares issuable upon conversion of the Notes under the Securities Act of 1933, as amended, no later than thirty (30) days after receipt of written demand from the Investor.

 The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.005 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

 The investors have contractually agreed to restrict their ability to convert the notes and exercise the warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

August 2007 Financing

To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with accredited investors, AJW Partners, LLC, AJW Master Fund, Ltd., and New Millenium Capital Partners II, LLC on August 30, 2007 for the sale of (i) $120,000 in convertible notes (the “Notes”) and (ii) warrants to buy 10,000,000 shares of our common stock (the “Warrants”).

The Notes bear interest at 10%, mature three years from the date of issuance, and are convertible into our common stock, at the Investors’ option, at the lower of (i) $0.02 or (ii) 25% of the average of the three lowest intraday trading prices for the common stock on a principal market for the 20 trading days before but not including the conversion date.  Accordingly, there is in fact no limit on the number of shares into which the secured convertible notes may be converted.  As of August 31, 2007, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Pink Sheets was $0.0002 and, therefore, the conversion price for the secured convertible notes was $.00005.  Based on this conversion price, the $120,000 secured convertible notes, excluding interest, would be convertible into 2,400,000,000 shares of our common stock, subject to Stockholder Approval (as such term is defined in the Securities Purchase Agreement).    If the Company’s stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company’s existing stockholders.   There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company’s common stock.

The full principal amount of the Notes is due upon default under certain terms of such Notes. We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes and the market price is at or below $.02 per share.

The Company is obligated to register the resale of the conversion shares issuable upon conversion of the Notes under the Securities Act of 1933, as amended, no later than thirty (30) days after receipt of written demand from the Investor.

 The Warrants are exercisable until five years from the date of issuance at a purchase price of $0.005 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market.

 The Investors has contractually agreed to restrict their ability to convert the notes and exercise the warrants and receive shares of our common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company’s then issued and outstanding shares of common stock.

 The Notes and Warrants were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.   Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

The following are the risks associated with entering into the Securities Purchase Agreements:

There Are a Large Number of Shares Underlying Our Secured Convertible Notes and Warrants That May be Available for Future Sale and the Sale of These Shares May Depress the Market Price of Our Common Stock.

As of September 25, 2007, we had 299,668,892 shares of common stock issued and outstanding, secured convertible notes outstanding that may be converted into an estimated 10,000,000,000 shares of common stock at current market prices and outstanding warrants to purchase approximately 65,000,000 shares of common stock.  In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes may increase if the market price of our stock declines.  All of the shares, including all of the shares issuable upon conversion of the notes and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

The Continuously Adjustable Conversion Price Feature of Our Secured Convertible Notes Could Require Us to Issue a Substantially Greater Number of Shares, Which Will Cause Dilution to Our Existing Stockholders.

Our obligation to issue shares upon conversion of our secured convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of $240,000 of our secured convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price as of August 31, 2007 of $0.0002 per share.

Secured Convertible Notes

			Number	% of
% Below	Price Per	With Discount	of Shares	Outstanding
Market	Share	at 75%	Issuable	Stock

25%	$.00015	$.0000375	6,400,000,000	95.53%
50%	$.0001	$.000025	9,600,000,000	96.97%
75%	$.00005	$.0000125	19,200,000,000	98.46%

As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

The Continuously Adjustable Conversion Price feature of our Secured Convertible Notes May Encourage Investors to Make Short Sales in Our Common Stock, Which Could Have a Depressive Effect on the Price of Our Common Stock.

The secured convertible notes are convertible into shares of our common stock at a 75% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the investors convert and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investors could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of the secured convertible notes, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The Issuance of Shares Upon Conversion of the Secured Convertible Notes and Exercise of Outstanding Warrants May Cause Immediate and Substantial Dilution to Our Existing Stockholders.

The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investors may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the investors from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the investors could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

In The Event That Our Stock Price Declines, The Shares Of Common Stock Allocated For Conversion Of The Secured Convertible Notes and Registered Pursuant To A Registration Statement May Not Be Adequate And We May Be Required to File A Subsequent Registration Statement Covering Additional Shares.  If The Shares We Have Allocated And Are Registering Herewith Are Not Adequate And We Are Required To File An Additional Registration Statement, We May Incur Substantial Costs In Connection Therewith.

Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes.  Accordingly, we have reserved for issuance approximately 331,000 shares to cover the conversion of the secured convertible notes.  In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible notes and are registering pursuant to a registration statement may not be adequate.  If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

If We Are Required for any Reason to Repay Our Outstanding Secured Convertible Notes, We Would Be Required to Deplete Our Working Capital, If Available, Or Raise Additional Funds.  Our Failure to Repay the Secured Convertible Notes, If Required, Could Result in Legal Action Against Us, Which Could Require the Sale of Substantial Assets.

In May 2007, we entered into a Securities Purchase Agreement for the sale of an aggregate of $70,000 principal amount of secured convertible notes. In June 2007, we entered into a Securities Purchase Agreement for the sale of an aggregate of $50,000 principal amount of secured convertible notes.  In August 2007, we entered into a Securities Purchase Agreement for the sale of an aggregate of $120,000 principal amount of secured convertible notes.  The secured convertible notes are due and payable, with 10% interest, three years from the date of issuance, unless sooner converted into shares of our common stock. Any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we are required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the secured convertible notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO
 THE CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK.

  PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Russell Bedford Stefanou Mirchandani LLP to serve as independent auditors for the year ending December 31, 2007.  Russell Bedford Stefanou Mirchandani LLP has served as our independent auditors since 2000, and is considered by our management to be well qualified.

We currently do not have a designated Audit Committee, and accordingly, our Board of Directors' policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

The Board of Directors determined that all services provided by Russell Bedford Stefanou Mirchandani LLP in 2006 were compatible with maintaining the independence of the principal accountants.

Representatives of Russell Bedford Stefanou Mirchandani LLP will not attend the annual meeting.

Audit Fees

For the years ended December 31, 2006 and 2005, the aggregate fees payable to Russell Bedford Stefanou Mirchandani LLP for professional services rendered for the audit of the annual financial statements, review of quarterly financial statements and services normally provided in connection with statutory and regulatory filings or engagements were approximately $75,473 and $92,450, respectively.

There were no other fees billed for services rendered to the Company by Russell Bedford Stefanou Mirchandani LLP, other than fees for audit and audit-related, for the years 2006 and 2005. Russell Bedford Stefanou Mirchandani LLP did not perform any services which directly or indirectly related to the operation of, or supervision of the operation of, our information systems or management of our local area network.

THE BOARD RECOMMENDS A VOTE FOR THE APPOINTMENT OF
RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
AS INDEPENDENT AUDITORS OF THE COMPANY.

ADDITIONAL INFORMATION

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007, as filed with the SEC, excluding exhibits are being mailed to shareholders with this Proxy Statement.  We will furnish any exhibit to our Annual or Quarterly Report on Form 10-KSB or 10-QSB, respectively, free of charge to any shareholder upon written request to Pacificap Entertainment Holdings, Inc., 2361 Campus Drive, Suite 101, Irvine, California 92612.  The Annual Report and Quarterly Report are incorporated in this Proxy Statement. You are encouraged to review the Annual Report with subsequent information filed by the Company with the SEC and other publicly available information.

COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, or our other officers or directors.  Such communications may be confidential or anonymous, and may be submitted in writing addressed care of President, Pacificap Entertainment Holdings, Inc., 2361 Campus Drive, Suite 101, Irvine, California  92612.  All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

Proposals that a stockholder desires to have included in our proxy materials for our 2008 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by our Secretary at our principal office no later than March 31, 2008. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested.  Our By-laws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, which the stockholder wishes to bring before a meeting of our stockholders.  In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by our Secretary not more than 180 days prior to the anniversary of the preceding year's annual meeting.  With respect to stockholder proposals, the stockholder's notice to our Secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in our By-laws or required by law.  With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to our Secretary must contain certain information set forth in our By-laws about both the nominee and the stockholder making the nominations.  If a stockholder desires to have a proposal included in our proxy materials for our 2008 Annual Meeting of Stockholders and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in this paragraph.  Any required written notices should be sent to Pacificap Entertainment Holdings, Inc., 2361 Campus Drive, Suite 101, Irvine, California  92612, Attn: President.

OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

We know of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

SOLICITATION OF PROXIES

The expense of this solicitation of proxies will be borne by us.  Solicitations will be made only by use of the mail except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegraph or personal calls.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and we will reimburse them for their reasonable expenses incurred in this effort.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Mark Schaftlein
Mr. Mark Schaftlein
President and Director

Exhibit 1

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
PACIFICAP ENTERTAINMENT HOLDINGS, INC.

The undersigned, being the President of Pacificap Entertainment Holdings, Inc. a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

1. The articles of incorporation of the Corporation is hereby amended by replacing Article III in its entirety  with the following:

ARTICLE III: Capital Stock

Classes and Number of Shares. (a) The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
-----	---------	-----------------
Common	$0.001	3,000,000,000
Preferred	$0.001	50,000,000

2. The officers of the Corporation are authorized and directed to take such actions as are necessary in their discretion to effectuate the purposes of each of the above resolutions, including but not limited to the execution, delivery and filing of all necessary certificates, applications and other documents and the payment of all necessary fees in connection therewith.

3. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is ___________ and the foregoing change and amendment has been consented to and approved by the vote of the shareholders of the Corporation holding at least a majority of each class of stock outstanding and entitled to vote thereon

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Mark Schaftlein, its President, this __ day of ________ 2007.

PACIFICAP ENTERTAINMENT HOLDINGS, INC.

By:
Mark Schaftlein
President

ANNUAL MEETING OF STOCKHOLDERS OF

PACIFICAP ENTERTAINMENT HOLDINGS, INC.

November 19, 2007

-- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PACIFICAP ENTERTAINMENT HOLDINGS, INC.

The undersigned appoints Mark Schaftlein, as proxy, with the power to appoint his or her substitute, and authorizes him to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of Pacificap Entertainment Holdings, Inc., held of record by the undersigned at the close of business on September 25, 2007, at the Annual Meeting of Stockholders to be held at 2361 Campus Drive, Suite 101, Irvine, California  92612, on Monday, November 19, 2007, and at any adjournment thereof.  Any and all proxies heretofore given are hereby revoked.

(Continued, and to be marked, dated and signed, on the other side)

-- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1.	ELECTION OF DIRECTORS:

		FOR	WITHHOLD AUTHORITY
		☐	☐

(To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below)
Nominees are: Mark Schaftlein

2.	PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF THE COMPANY FROM 300,000,000 SHARES TO 3,000,000,000 SHARES.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	PROPOSAL TO RATIFY APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP AS INDEPENDENT AUDITORS.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	In their discretion, the proxies are authorized to vote on such other business as may property come before the meeting
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature: ________________	Signature: ________________	Date: ___________________

NOTE:  Please sign exactly as name appears hereon.  When shares are held by joint owners, both should sign.  When signing as an attorney, executor, administrator, trustee or guardian, please give title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized persons.